SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2019

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
As previously disclosed in our May 22, 2019 news release and 8-K filing, Edward L. Rand, Jr., formerly the Company’s President and Chief Operating Officer, has succeeded W. Stancil Starnes as Chief Executive Officer of ProAssurance Corporation effective July 1, 2019. As of that date, Mr. Starnes has terminated his existing employment agreement and is now employed solely as Executive Chairman of our Board of Directors.

During the third quarter of 2019, Mr. Rand's existing employment agreement will be terminated and replaced by a similar agreement that does not contain provisions for gross-up of excise taxes in the event of separation.

Also as previously disclosed, Thomas A. S. Wilson, M.D., will continue to serve as the independent lead director for the Board.

On July 1, 2019, ProAssurance issued a news release, included as Exhibit 99.1 to this Current Report on Form 8-K, announcing these executive management changes as effective.

Item 7.01	REGULATION FD DISCLOSURE
On July 1, 2019, we issued a news release reporting Edward L. Rand’s succession of W. Stancil Starnes as Chief Executive Officer effective July 1, 2019 as described in Item 5.02. We have included this release in this Current Report on Form 8K as exhibits 99.1.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS
    99.1 Our news release, dated July 1, 2019, announcing the execution of executive management changes effective July 1, 2019.
We are furnishing Exhibit 99.1 to this Current Report on Form 8-K in support of Items 5.02 and 7.01. This exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 1, 2019

PROASSURANCE CORPORATION
by: /s/ Jeffrey P. Lisenby
Jeffrey P. Lisenby General Counsel